Morgan Stanley Insight Fund

Consolidated Portfolio of Investments ▪ September 30, 2021 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (95.5%)
	Biotechnology (2.7%)
181,870	Alnylam Pharmaceuticals, Inc. (a)	$34,338,875
1,719,569	Ginkgo Bioworks Holdings, Inc. (a)(b)	19,929,805
244,836	Intellia Therapeutics, Inc. (a)	32,844,749
299,829	Moderna, Inc. (a)	115,392,189
		202,505,618
	Diversified Holding Companies (0.8%)
2,577,632	Altimeter Growth Corp., Class A SPAC (a)(b)(c)	26,343,399
2,994,000	BowX Acquisition Corp., Class A SPAC (a)(b)	29,940,000
		56,283,399
	Entertainment (6.6%)
3,581,644	ROBLOX Corp., Class A (a)	270,593,204
698,014	Sea Ltd. ADR (a)	222,478,002
		493,071,206
	Health Care Providers & Services (2.1%)
3,111,578	Agilon Health, Inc. (a)	81,554,459
614,325	Guardant Health, Inc. (a)	76,796,768
		158,351,227
	Health Care Technology (2.9%)
1,023,400	Agilon Health Topco, Inc. (a)(e)	26,286,848
653,559	Veeva Systems, Inc., Class A (a)	188,336,097
		214,622,945
	Information Technology Services (29.1%)
46,356	Adyen N.V. (a)	129,581,788
3,319,841	Cloudflare, Inc., Class A (a)	373,980,089
754,490	Fastly, Inc., Class A (a)	30,511,576
222,975	MongoDB, Inc. (a)	105,134,942
333,933	Shopify, Inc., Class A (a)	452,739,683
1,470,714	Snowflake, Inc., Class A (a)	444,788,035
1,667,847	Square, Inc., Class A (a)	400,016,424
737,820	Twilio, Inc., Class A (a)	235,401,471
		2,172,154,008
	Interactive Media & Services (15.2%)
2,794,052	Pinterest, Inc., Class A (a)	142,356,949
5,946,356	Snap, Inc., Class A (a)	439,257,318
6,043,113	Twitter, Inc. (a)	364,943,594
943,223	Zillow Group, Inc., Class C (a)	83,135,675
1,754,403	ZoomInfo Technologies, Inc., Class A (a)	107,351,920
		1,137,045,456
	Internet & Direct Marketing Retail (11.8%)
3,546,054	Coupang, Inc. (a)	98,757,604
1,811,256	DoorDash, Inc., Class A (a)	373,082,511
72,072	MercadoLibre, Inc. (a)	121,037,717
1,340,399	Overstock.com, Inc. (a)	104,443,890
709,930	Wayfair, Inc., Class A (a)	181,394,214
		878,715,936
	Life Sciences Tools & Services (1.3%)
644,524	10X Genomics, Inc., Class A (a)	93,829,804

	Metals & Mining (0.2%)
196,410	Royal Gold, Inc.	18,755,191

	Pharmaceuticals (2.4%)
4,983,835	Royalty Pharma PLC, Class A (United Kingdom)	180,115,797

	Real Estate Management & Development (1.1%)
1,659,591	Redfin Corp. (a)	83,145,509

Morgan Stanley Insight Fund

Consolidated Portfolio of Investments ▪ September 30, 2021 (unaudited) continued

	Software (16.7%)
1,015,988	Bill.Com Holdings, Inc. (a)	271,217,997
3,895,732	Cipher Mining Technologies, Inc. (a)(d)	35,649,454
823,708	Datadog, Inc., Class A (a)	116,431,126
7,321,373	IronSource Ltd., Class A (a)(d)	72,420,825
2,621,988	IronSource Ltd., Class A (a)	28,501,009
56,890	MicroStrategy, Inc., Class A (a)	32,905,176
2,652,800	Trade Desk, Inc. (The), Class A (a)	186,491,840
570,528	UiPath, Inc., Class A (a)	30,015,478
1,643,057	Unity Software, Inc. (a)	207,435,946
1,004,626	Zoom Video Communications, Inc., Class A (a)	262,709,699
		1,243,778,550
	Specialty Retail (2.6%)
633,496	Carvana Co. (a)	191,024,384
	Total Common Stocks (Cost $5,369,646,448)	7,123,399,030

NUMBER OF WARRANTS
Warrant (0.0%) (f)
Biotechnology (0.0%) (f)
343,914	Ginkgo Bioworks Holdings, Inc. expires 12/31/27 (a) (Cost $1,145,233)	1,165,868

NUMBER OF SHARES
	Preferred Stocks (0.9%)
	Electronic Equipment, Instruments & Components (0.0%)
82,075	Magic Leap, Series C (a)(d)(g) (acquisition cost — $1,890,434; acquired 12/22/15)	—

	Internet & Direct Marketing Retail (0.1%)
149,242	Overstock.com, Inc., Series A-1	10,708,113

	Software (0.8%)
253,991	Databricks, Inc. (a)(d)(g) (acquisition cost — $55,992,926; acquired 8/31/21)	55,992,926
197,427	Lookout, Inc., Series F (a)(d)(g) (acquisition cost — $2,255,228; acquired 6/17/14)	900,267
		56,893,193
	Total Preferred Stocks (Cost $60,960,105)	67,601,306

	Investment Company (0.7%)
1,520,549	Grayscale Bitcoin Trust (a) (Cost $66,340,465)	51,470,584

NUMBER OF SHARES (000)
Short-Term Investments (3.9%)
Securities held as Collateral on Loaned Securities (0.7%)
Investment Company (0.6%)
39,658	Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio - Institutional Class (h) (Cost $39,657,581)	39,657,581

Morgan Stanley Insight Fund

Consolidated Portfolio of Investments ▪ September 30, 2021 (unaudited) continued

PRINCIPAL AMOUNT (000)
	Repurchase Agreements (0.1%)
$2,073	HSBC Securities USA, Inc. (0.05%, dated 9/30/21, due 10/1/21; proceeds $2,072,699; fully collateralized by U.S. Government obligations; 0.00%-0.13% due 10/7/21-12/31/22; valued at $2,114,156)	2,072,696
7,047	Merrill Lynch & Co., Inc. (0.05%, dated 9/30/21, due 10/1/21; proceeds $7,047,176; fully collateralized by a U.S. Government obligation; 0.38% due 4/15/24; valued at $7,188,116)	7,047,166
	Total Securities held as Collateral on Loaned Securities (Cost $48,777,443)	48,777,443

NUMBER OF SHARES (000)
	Investment Company (3.2%)
238,508	Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio - Institutional Class (h) (Cost $238,507,853)		238,507,853
	Total Short-Term Investments (Cost $287,285,296)		287,285,296
	Total Investments Excluding Purchased Options (Cost $5,785,377,547)	101.0%	7,530,922,084
	Total Purchased Options Outstanding (Cost $36,974,302)	0.1%	8,141,433
	Total Investments (Cost $5,822,351,849) Including $46,724,054 of Securities Loaned (i)(j)(k)(l)	101.1%	7,539,063,517
	Liabilities in Excess of Other Assets	(1.1)	(79,602,038)
	Net Assets	100.0%	$7,459,461,479

The Fund had the following Derivative Contracts -  PIPE open at September 30, 2021:

Counterparty	Referenced Obligation	Notional Amount	Settlement Date	Unrealized Depreciation	% of Net Assets
Altimeter Growth Corp.	Grab Holdings Inc.(a)(d)(g)(m)(p)	$61,828,080	12/31/21	$(4,958,612)	(0.06)%
Athena Technology Acquisition Corp.	Heliogen, Inc. (a)(d)(g)(n)(p)	36,220,370	12/31/21	(4,224,722)	(0.06)
Reinvent Technology Partners Y	Aurora Innovation,Inc. (a)(d)(g)(o)(p)	25,619,650	12/31/21	(3,613,780)	(0.05)
				$(12,797,114)	(0.17)%

(a)	Non-income producing security.
(b)	All or a portion of this security was on loan. The value of loaned securities and related collateral outstanding at September 30, 2021, were $46,724,054 and $49,021,870 respectively. The Fund received cash collateral of $49,021,870, of which $48,777,443 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio - Institutional Class as reported in the Consolidated Portfolio of Investments. At September 30, 2021, there was uninvested cash of $244,427 which is not reflected in the Consolidated Portfolio of Investments. The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.
(c)	For the three months ended September 30, 2021, the cost of purchase and proceeds from sale of Altimeter Growth Corp., Common Stock, and its affiliated broker-dealers, which may be deemed affiliates of the Adviser/Administrator and Distributor under the Investment Company Act of 1940, were approximately $35,303,268 and $958,330, respectively, including net realized gain of approximately $253,571.

Morgan Stanley Insight Fund

Consolidated Portfolio of Investments ▪ September 30, 2021 (unaudited) continued

(d)	Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules (“restricted security”). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities . Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities and derivative contracts (excluding 144A holdings) at September 30, 2021 amounts to $152,166,358 and represents 2.0% of net assets.
(e)	Security has been deemed by the investment manager to be illiquid and is subject to restrictions on resale. At September 30, 2021, this security amounted to approximately $26,286,848, which represents 0.4% of net assets of the Fund.
(f)	Amount is less than 0.05%.
(g)	At September 30, 2021, the Fund held fair valued securities and derivative contracts valued at $44,096,079, representing 0.6% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.
(h)	The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio - (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the nine months ended September 30, 2021, advisory fees paid were reduced by $140,916 relating to the Fund's investment in the Liquidity Funds.
(i)	The approximate fair value and percentage of net assets, $129,581,788 and 1.7%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in the Notes to the Consolidated Portfolio of Investments.
(j)	The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the nine months ended September 30, 2021, the Fund did not engage in any cross-trade transactions.
(k)	At September 30, 2021, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $2,076,840,602 and the aggregate gross unrealized depreciation is $372,926,048, resulting in net unrealized appreciation of $1,703,914,554.
(l)	Securities are available for collateral in connection with securities purchased on a forward commitment basis.
(m)	Represents an unfunded subscription agreement in a private investment in a public entity. The Fund is committed to purchase 6,182,808 shares at $10.00 per share on the settlement date pursuant to the closing of the business combination between Grab Holdings Inc., and Altimeter Growth Corp., a SPAC. The settlement date shown reflects the estimated date based upon the subscription agreement and is subject to change. The transaction will require the approval of the shareholders of both Altimeter Growth Corp., and Grab Holdings Inc., and is subject to other customary closing conditions, including the receipt of certain regulatory approvals. If these conditions are not met, the Fund is no longer obligated to fulfill its commitment to Altimeter Growth Corp., and Grab Holdings Inc. The investment is restricted from resale until the settlement date.
(n)	Represents an unfunded subscription agreement in a private investment in a public entity. The Fund is committed to purchase 3,622,037 shares at $10.00 per share on the settlement date pursuant to the closing of the business combination between Heliogen, Inc., and Athena Technology Acquisition Corp., a SPAC. The settlement date shown reflects the estimated date based upon the subscription agreement and is subject to change. The transaction will require the approval of the shareholders of both Athena Technology Acquisition Corp., and Heliogen, Inc., and is subject to other customary closing conditions, including the receipt of certain regulatory approvals. If these conditions are not met, the Fund is no longer obligated to fulfill its commitment to Athena Technology Acquisition Corp., and Heliogen, Inc. The investment is restricted from resale until the settlement date.
(o)	Represents an unfunded subscription agreement in a private investment in a public entity. The Fund is committed to purchase 2,561,965 shares at $10.00 per share on the settlement date pursuant to the closing of the business combination between Aurora Innovation, Inc., and Reinvent Technology Partners Y, a SPAC. The settlement date shown reflects the estimated date based upon the subscription agreement and is subject to change. The transaction will require the approval of the shareholders of both Reinvent Technology Partners Y, and Aurora Innovation, Inc., and is subject to other customary closing conditions, including the receipt of certain regulatory approvals. If these conditions are not met, the Fund is no longer obligated to fulfill its commitment to Reinvent Technology Partners Y, and Aurora Innovation, Inc. The investment is restricted from resale until the settlement date.
(p)	Investment is valued based on the underlying stock price and significant unobservable inputs that factor in volatility and discount for lack of marketability and transaction risk and is classified as Level 3 in the fair value hierarchy.
ADR	American Depositary Receipt.
PIPE	Private Investment in Public Equity.
SPAC	Special Purpose Acquisition Company.

Morgan Stanley Insight Fund

Consolidated Portfolio of Investments ▪ September 30, 2021 (unaudited) continued

Call Options Purchased:

The Fund had the following call options purchased open at September 30, 2021:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value	Premiums Paid	Unrealized Depreciation
BNP Paribas	USD/CNH	CNH	7.45	Jan-22	1,415,479,829	1,415,480	$121,731	$7,555,803	$(7,434,072)
BNP Paribas	USD/CNH	CNH	7.64	Nov-21	1,137,180,586	1,137,181	2,274	6,175,633	(6,173,359)
Goldman Sachs International	USD/CNH	CNH	7.57	Mar-22	1,458,081,129	1,458,081	562,819	7,242,384	(6,679,565)
JP Morgan Chase Bank NA	USD/CNH	CNH	7.28	Jul-22	1,715,752,843	1,715,753	4,347,718	7,993,418	(3,645,700)
JP Morgan Chase Bank NA	USD/CNH	CNH	7.31	Aug-22	790,635,623	790,636	2,040,631	5,369,997	(3,329,366)
JP Morgan Chase Bank NA	USD/CNH	CNH	7.38	Jul-22	497,090,986	497,091	1,066,260	2,637,067	(1,570,807)
							$8,141,433	$36,974,302	$(28,832,869)

CNH	—	Chinese Yuan Renminbi Offshore
USD	—	United States Dollar

INDUSTRY†	VALUE		PERCENT OF TOTAL INVESTMENTS
Information Technology Services	$2,172,154,008		28.9%
Software	1,300,671,743		17.3
Interactive Media & Services	1,137,045,456		15.1
Internet & Direct Marketing Retail	889,424,049		11.9
Entertainment	493,071,206		6.6
Investment Companies	289,978,437		3.9
Health Care Technology	214,622,945		2.9
Biotechnology	203,671,486		2.7
Specialty Retail	191,024,384		2.6
Pharmaceuticals	180,115,797		2.4
Health Care Providers & Services	158,351,227		2.1
Life Sciences Tools & Services	93,829,804		1.3
Real Estate Management & Development	83,145,509		1.1
Diversified Holding Companies	56,283,399		0.8
Metals & Mining	18,755,191		0.3
Call Options Purchased	8,141,433		0.1
Electronic Equipment, Instruments & Components	—	††	0.0
	$7,490,286,074	††	100.0	%*

†	Does not reflect the value of securities held as collateral on loaned securities.
††	Includes a security valued at zero.
*	Does not include open PIPE contracts with total unrealized depreciation of $12,797,114.

Morgan Stanley Insight Fund

Notes to Consolidated Portfolio of Investments ▪ September 30, 2021 (unaudited)

Valuation of Investments - (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter (“OTC”) market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Board of Trustees (the "Trustees"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (6) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Trustees. The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price) prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If the Adviser, a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security’s fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (7) PIPE investments may be valued based on the underlying stock price less a discount until the commitment is fulfilled and shares are registered; and (8) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Fund’s Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Fund’s valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Fair Valuation Measurements

Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

• Level 1 – unadjusted quoted prices in active markets for identical investments

• Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2021:

Investment Type	Level 1 Unadjusted quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total

Assets:
Common Stocks
Biotechnology	$202,505,618	$—	$—		$202,505,618
Diversified Holding Companies	56,283,399	—	—		56,283,399
Entertainment	493,071,206	—	—		493,071,206
Health Care Providers & Services	158,351,227	—	—		158,351,227
Health Care Technology	188,336,097	26,286,848	—		214,622,945
Information Technology Services	2,042,572,220	129,581,788	—		2,172,154,008
Interactive Media & Services	1,137,045,456	—	—		1,137,045,456
Internet & Direct Marketing Retail	878,715,936	—	—		878,715,936
Life Sciences Tools & Services	93,829,804	—	—		93,829,804
Metals & Mining	18,755,191	—	—		18,755,191
Pharmaceuticals	180,115,797	—	—		180,115,797
Real Estate Management & Development	83,145,509	—	—		83,145,509
Software	1,135,708,271	108,070,279	—		1,243,778,550
Specialty Retail	191,024,384	—	—		191,024,384
Total Common Stocks	6,859,460,115	263,938,915	—		7,123,399,030
Warrant	1,165,868	—	—		1,165,868
Preferred Stocks
Electronic Equipment, Instruments & Components	—	—	—	†	—	†
Internet & Direct Marketing Retail	10,708,113	—	—		10,708,113
Software	—	—	56,893,193		56,893,193
Total Preferred Stocks	10,708,113	—	56,893,193	†	67,601,306	†
Investment Company	51,470,584	—	—		51,470,584
Call Options Purchased	—	8,141,433	—		8,141,433
Short-Term Investments
Investment Company	278,165,434	—	—		278,165,434
Repurchase Agreements	—	9,119,862	—		9,119,862
Total Short-Term Investments	278,165,434	9,119,862	—		287,285,296
Total Assets	7,200,970,114	281,200,210	56,893,193	†	7,539,063,517	†
Liabilities:	—	—	—		—
Derivative Contracts — PIPE	—	—	(12,797,114)		(12,797,114)
Total	$7,200,970,114	$281,200,210	$44,096,079	†	$7,526,266,403	†

† Includes a security valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	COMMON STOCK		PREFERRED STOCKS		DERIVATIVE CONTRACTS — PIPE
Beginning Balance	$6,032,738		$612,024	†	$-
Purchases	-		55,992,926		-
Sales	-		-		-
PIPE transactions	-		-		(12,797,114)
Amortization of discount	-		-		-
Transfers in	-		-		-
Transfers out	(6,032,738	)††	-		-
Corporate actions	-		-		-
Change in unrealized appreciation (depreciation)	-		288,243		-
Realized gains (losses)	-		-		-
Ending Balance	$-		$56,893,193	†	$(12,797,114)

Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2021	$-		$288,243		$(12,797,114)

†	Includes a security valued at zero.
††	A security transferred out of level 3 due to an Initial Public Offering.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of September 30, 2021. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance. The Fund calculated the weighted averages of the unobservable inputs relative to each investment’s fair value as of September 30, 2021.

	Fair Value at September 30, 2021	Valuation Technique	Unobservable Input	Amount or Range/ Weighted Average*	Impact to Valuation from an Increase in Input**
Preferred Stocks	$56,893,193	Market Transaction Method	Precedent Transaction	$220.45	Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	12.5%	Decrease
			Perpetual Growth Rate	3.5%	Increase
		Market Comparable Companies	Enterprise Value/Revenue	8.0x	Increase
			Discount for Lack of Marketability	12.0%	Decrease
PIPE	$(12,797,114)	Market Implied	Discount for Lack of Marketability and Transaction Risk	10.0% - 13.5% / 11.0%	Decrease

*	Amount is indicative of the weighted average.
**	Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.